PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Tables)	6 Months Ended
Jun. 30, 2026
Prepaid Expenses And Other Current Assets Net
SCHEDULE OF PREPAYMENT AND OTHER CURRENT ASSETS

Prepayments and other current assets, net consisted of the following:

	As of
	December 31，2025	June 30，2026
		(Unaudited)
Loan to a third party (1)	$-	$3,309,881
Deductible input VAT	72,719	73,388
Prepaid expense	11,394	32,983
Advance to suppliers	3,020	35,253
Others	210	2,633
Total	$87,343	$3,454,138

(1)	The balance as of June 30, 2026 primarily represented a loan in the principal amount of US$3,309,881 that the Company lent to Suzhou Chaoyuhua Precision Technology Co., Ltd. (the “Borrower”), a third party, pursuant to a loan agreement dated February 25, 2026. The loan matures on July 31, 2026, on which date the principal and accrued interest are repayable in a lump sum. The loan is unsecured. As of the date of this report, the loan has not been collected..